FORM 8-K

                             SECURITIES AND EXCHANGE COMMISSION

                                   WASHINGTON, D.C. 20549




                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported): April 25, 2003

                            Structured Asset Mortgage Investments, Inc.
                       Mortgage Pass-Through certificates, Series 1998-6
                   (Exact name of registrant as specified in its charter)



   Delaware                    33-44658                  13-3633241
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 jurisdiction of
 incorporation)



               383 Madison Avenue, New York, New York             10167
               (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                                 Not Applicable
             (Former name or former address, if changed since last report.)




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Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-6, on April 25, 2003. The distribution was made pursuant to the provisions of a Polling and Servicing Agreement dated February 25, 1998, between and among Structured Asset Mortgage Investments, Inc., as Seller, and Norwest Bank Minnesota, National Association as Trustee. Complete Certificateholder report of the underlying Securities may-be obtain from the trustee, Norwest Bank Minnesota, National Association.



Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.48)  April 25, 2003 - Information on Distribution to
                                            Certificateholders.







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SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                        Structured Asset Mortgage Investments, Inc.
                                        (Registrant)






Date:  May 7, 2003                      By: /S/Joseph Jurkowski Jr.
                                              Josseph Jurkowski Jr.
                                          Vice President/Asst.Secretary




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                        Structured Asset Mortgage Investments, Inc.
                                     FORM 8-K


                                  CURRENT REPORT


                                  Exhibit Index




Exhibit No.              Description


     (28.48)          April 25, 2003 - Information on Distribution to
                                           Certificateholders






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         April 25, 2003 - INFORMATION ON DISTRIBUTION EXHIBIT 28.48
                               TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 1998-6



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                 Original      Beginning    Pass Thru    Principal      Interest         Total     Ending Cert./
   Type     Class      Balance      Cert. Bal.      Rate       Dist. Amt.    Dist. Amt.        Dist.     Notional Bal.
  Senior       A-I   104,596,000.0021,129,079.87  4.91119000%   294,332.28       86,474.10     380,806.38 20,834,747.59
              A-II    55,407,900.0015,975,372.65  5.26279000%   253,730.98       70,062.53     323,793.51 15,721,641.67
             A-III    47,237,500.0010,975,226.88  5.27103000%    47,979.60       48,208.96      96,188.56 10,927,247.28
              A-IV    28,018,400.00 6,726,834.45  4.91884000%    27,765.47       27,573.52      55,338.99  6,699,068.98
               A-V    29,173,900.00 7,838,106.18  5.61752000%   201,435.03       36,692.27     238,127.30  7,636,671.15
               B-1     7,089,300.00 5,060,925.11  5.13342597%    40,093.66       21,649.90      61,743.56  5,020,831.45
               B-2     3,544,600.00 2,530,426.86  5.13342597%    20,046.55       10,824.80      30,871.35  2,510,380.31
               B-3     2,126,800.00 1,518,284.65  5.13342597%    12,028.15        6,495.00      18,523.15  1,506,256.50
               B-4     2,552,100.00 1,821,898.78  5.13342597%    14,433.45        7,793.82      22,227.27  1,807,465.33
               B-5     1,559,600.00 1,113,370.66  5.13342597%     8,820.34        4,762.84      13,583.18  1,104,550.32
               B-6     2,269,086.60 1,500,461.95  5.13342597%    11,886.65        9,306.94      21,193.59  1,488,575.30
               R-1            50.00            0  4.91119000%         0.00            0.00           0.00          0.00
               R-2            50.00            0  4.91119000%         0.00            0.00           0.00          0.00

             Total   283,575,286.6076,189,988.04                 932,552.16     329,844.68   1,262,396.84 75,257,435.88


                      Beginning     Principal     Interest       Ending
            Class  Certificate FactDistribution Distribution Certificate Factor
               A-I       0.20200658    2.8139917    0.8267439     0.1991926
              A-II       0.28832301    4.5793286    1.2644863     0.2837437
             A-III       0.23234140    1.0157100    1.0205654     0.2313257
              A-IV       0.24008632    0.9909727    0.9841219     0.2390953
               A-V       0.26866844    6.9046315    1.2577088     0.2617638
               B-1       0.71388220    5.6555175    1.2577088     0.7082267
               B-2       0.71388220    5.6555183    3.0538840     0.7082267
               B-3       0.71388219    5.6555153    3.0538848     0.7082267
               B-4       0.71388221    5.6555190    3.0538838     0.7082267
               B-5       0.71388219    5.6555142    3.0588500     0.7082267
               B-6       0.66126253    5.2385176    3.0538856     0.6560240
               R-1       0.00000000    0.0000000    0.0000000     0.0000000
               R-2       0.00000000    0.0000000    0.0000000     0.0000000


Delinquency Status
Loan Group 1           1 Month       2 Months     3+ Months    Forclosure    Bankruptcy         REO          Total
# of Loans                        2            1            0             0              1              0             4
Sched. Prin Bal          150,626.84    86,288.43         0.00          0.00     156,790.68           0.00    393,705.95

Loan Group 2
# of Loans                        4            1            2             0              3              1            11
Sched. Prin Bal          405,019.61   113,146.99    97,794.86          0.00     322,311.66      73,901.00  1,012,174.12

Loan Group 3
# of Loans                        3            0            0             0              1              0             4
Sched. Prin Bal          802,947.48         0.00         0.00          0.00     563,611.01           0.00  1,366,558.49

Loan Group 4
# of Loans                        0            0            0             0              0              0             0
Sched. Prin Bal                0.00         0.00         0.00          0.00           0.00           0.00          0.00

Loan Group 5
# of Loans                        2            0            0             1              2              0             5
Sched. Prin Bal          235,799.43         0.00         0.00    153,879.78     125,408.02           0.00    515,087.23

Total
# of Loans                       11            2            2             1              7              1            24
Sched. Prin Bal        1,594,393.36   199,435.42    97,794.86    153,879.78   1,168,121.37      73,901.00  3,287,525.79


REO Properties                     Aggregate Liquidation Proceeds          Proceeds Allocable to CertificApprasied Value
                                                                           Collateral Support Deficit
Loan Number
No REO Properties                                           0                            0                            0
No REO Properties                                           0                            0                            0

Advance Information                Group 1      Group 2      Group 3       Group 4        Group 5        Total
Monthly P&I Advances                           0            0             0              0              0             0
Compensating Interest Pmts                350.13        42.39        630.03           0.00           0.00      1,022.55


Available Distribution Amount                                                                              1,259,508.65

Collateral Information:                                                                   Current Period Current Period
                                                                           Closing        Beginning      Ending
Stated Principal Balance                                                    283,575,286.60  76,189,988.04 75,257,435.88
Actual Principal Balance                                                                                  75,457,845.00
Loan Count                                                                                            907           898

Gross WAC                                                                                       5.535840%
Net WAC                                                                                         5.149590%

Servicing and Trustee Fees:

Aggregate Amount of servicing compensation paid to Master Servicer                              22,786.82
Trustee Fees                                                                                       714.28
Other Trust Expenses                                                                                 0.00

Additional Reporting Information
                                                                            Cash Deposit
 Mortage  Beg Loan  Beg Scheduled   Scheduled     Principal     Deferred      Amt Price   Ins Net Liquid                  Ending
 Loan Grp   Count      Balance       Principal   Prepayments    Interest     Prchd loan      Proceeds    End Sch Balanc Loan Count
         1      358   26,311,962.48   107,365.02   230,852.26          0.00           0.00           0.00 25,973,745.20         355
         2      276   18,821,101.26    71,685.79   208,658.46          0.00           0.00           0.00 18,540,757.01         273
         3       53   13,470,707.33    46,296.56    11,306.91          0.00           0.00           0.00 13,413,103.86          53
         4       32    8,190,483.54    29,955.07     3,473.80          0.00           0.00           0.00  8,157,054.67          32
         5      188    9,395,725.15    36,706.38   186,252.22          0.00           0.00           0.00  9,172,766.55         185
Total           907   76,189,979.76   292,008.82   640,543.65          0.00           0.00           0.00 75,257,427.29         898



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